Exhibit 99.1

Digital Recorders, Inc. to Present at the Roth Capital Partners' 17th Annual Growth Stock Conference

     DALLAS--(BUSINESS WIRE)--Feb. 11, 2005--Digital Recorders, Inc. (Nasdaq:TBUS):

     --   Conference Slated Feb. 21-23, 2005

     --   CEO's Presentation Scheduled Wednesday, Feb. 23, at 2 p.m. (Pacific)

     Digital Recorders, Inc. (DRI) (Nasdaq:TBUS), a market leader in transit, transportation, and law enforcement digital communications and audio enhancement systems, announced today that David L. Turney, the Company's Chairman, Chief Executive Officer, and President, will present the DRI story to interested institutional investors on Wednesday, Feb. 23, 2005, at 2 p.m. (Pacific) at the Roth Capital Partners' 17th Annual Growth Stock Conference at the St. Regis Monarch Beach Resort & Spa in Dana Point, Calif.
     Mr. Turney's presentation will include commentary regarding the Company's served markets, its opportunities, its products and services, and its financial history. His presentation will be webcast live via http://www.wsw.com/webcast/roth5/tbus and archived for 90 days.

     About the Conference

     The Roth Capital Partners' 17th Annual Growth Stock Conference will feature more than 220 leading growth companies in sectors such as Technology, Healthcare, Financial Services and Consumer Products. The concentrated, two-day program will allow institutional investors to meet executives from a select group of companies that have been hand picked by the Roth Capital Partners' research team. For more information about the conference, visit www.rothcp.com.

     About the Company

     Digital Recorders, Inc. is a market leader in transit, transportation and law enforcement or security digital communications and audio enhancement systems using proprietary software applications. Our products improve the flow and mobility of people through transportation infrastructure, mitigate security threats, and enhance law enforcement agencies' surveillance capabilities. Our transit communications products -- TwinVision(R) and Mobitec(R) route destination signage systems, Talking Bus(R) voice announcement systems, Internet-based passenger information systems, and computer aided dispatch/automatic vehicle locating and monitoring systems -- enhance public transportation and mitigate security threats worldwide. Our electronic surveillance tools, including microphone amplifiers and processors, countermeasures devices, speech activity detectors, and radio/television noise cancellers, help law-enforcement agencies around the globe detect, capture, arrest and prosecute criminals. For more information about DRI and its operations worldwide, go to www.digrec.com.

     Forward-Looking Statements

     This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statement, express or implied, concerning future events or expectations is a forward-looking statement. Use of words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is intended to identify forward-looking statements that are subject to risks and uncertainties, including those described below. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated. It is important to note the Company's actual results could differ materially from those contemplated in the Company's forward-looking statements as a result of various factors. Among other factors, the Company's results will be affected, perhaps materially, by general economic conditions, the availability of national government assistance and funding to local transportation authorities, the adoption and implementation of regulations concerning public transportation services, product demand and market acceptance risks, the effect of import, licensing and trade restrictions, the results of implementing the Company's business plan, the impact on the Company of its relationship with its lenders, the plans and prospects of competitors, the impact of competitive products and pricing, currency fluctuations, infringement by third parties of the Company's trade secrets and other intellectual property, the burdens and costs of defending against potential infringement claims against the Company, and our ability to attract and retain personnel. Refer to the Company's various Securities and Exchange Commission filings, such as its Forms 10-Q and 10-K, for further information about forward-looking statements and risks associated with the Company's business.


     CONTACT: Digital Recorders, Inc.
              Veronica B. Marks, 214-378-4776
              Fax: 214-378-8437
              veronicam@digrec.com
              or
              Investor Relations
              Citigate Sard Verbinnen
              Robin Weinberg, 212-687-8080
              Fax: 212-687-8344
              rweinberg@sardverb.com